SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

   FILED BY REGISTRANT [X]        FILED BY A PARTY OTHER THAN REGISTRANT [ ]


Check the appropriate box:
[x]   Preliminary Proxy Statement
[]  Definitive Proxy Statement
[]   Definitive Additional Materials
[]   Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12
[]   Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))

                      National Properties Investment Trust
                (Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No Fee required
[] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[] Fee paid previously with preliminary materials.

[] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

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                      NATIONAL PROPERTIES INVESTMENT TRUST

                32 Hanson Road, Canton Center, Connecticut 06020
                                 (860) 693-9624

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


     The Annual Meeting of the Shareholders of National Properties Investment Trust (the "Trust"), a Massachusetts business trust, will be held at the office of the Trust's legal counsel, Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts, 02110, at 2:30 P.M. on Monday, June 29, 1998 for the following purposes:


      1.   To elect three Trustees of the Trust.

      2. To act upon a proposal to approve and ratify the amendment of the Trust's Amended and Restated Declaration of Trust as approved by the Trustees (i) to confirm self-management of the Trust by the Trustees and officers, (ii) to provide for infinite life of the Trust, and (iii) to broaden the Trust's investment policy, consistent with its continuing qualification as a real estate investment trust under the Internal Revenue Code.

      3. To transact such other business as may properly come before the meeting.

      The Board of Trustees has fixed May 29, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders. Accordingly, only shareholders of record at the close of business on May 29, 1998 will be entitled to notice of and to vote at such meeting.

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE YOUR PROXY AND RETURN THE PROXY CARD, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.



                                       By order of the Board of Trustees,




                                       Peter M. Stein
                                       Managing Trustee


Dated:  June 1, 1998



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                      NATIONAL PROPERTIES INVESTMENT TRUST

                32 Hanson Road, Canton Center, Connecticut 06020
                                 (860) 693-9624
                                ---------------

                                PROXY STATEMENT
                                 --------------

                              GENERAL INFORMATION

      The enclosed proxy is solicited on behalf of the Board of Trustees of National Properties Investment Trust (the "Trust") for use at the Annual Meeting of Shareholders to be held on Monday, June 29, 1998, and at any adjournments thereof (the "Meeting").

      The Trust's principal executive office is located at 32 Hanson Road, Canton Center, Connecticut 06020.

      The cost of soliciting proxies by mail, telephone, telegraph or in person will be borne by the Trust.

      The Trust's Annual Report on Form 10-K is included in the Trust's Annual Report to Shareholders, and is being furnished to shareholders of record together with this Proxy Statement, on or about June 1, 1998. Requests for additional copies should be directed to: National Properties Investment Trust at its principal office address.

      You may revoke your proxy at any time prior to its use by giving written notice to the Managing Trustee of the Trust, by executing a revised proxy at a later date or by attending the Meeting and voting in person. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specifications made by you thereon. In the absence of such specifications, proxies will be voted in favor of the election of the nominees for Trustee listed herein, in favor of the proposal to approve and ratify amendments of the Trust's Amended and Restated Declaration of Trust (the "Declaration of Trust") and, with respect to any other business which may properly come before the Meeting, in the discretion of the named proxies. If, in a proxy submitted on your behalf by a person acting solely in a representative capacity, the proxy is marked clearly to indicate that the shares represented thereby are not being voted with respect to one or more proposals, then your proxy will not be counted as present at the Meeting with respect to such proposals. Proxies submitted with abstentions as to one or more proposals will be counted as present for purposes of establishing a quorum for such proposals.


                                 VOTES REQUIRED

      Only shareholders of record at the close of business on May 29, 1998, are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. On the record date, May 29, 1998, 747,552 shares of beneficial interest in the Trust (the "Shares") were outstanding and entitled to vote upon the matters to be presented at the Meeting, each Share being entitled to one vote on all matters. The presence, in person or by proxy, of a majority of the issued and outstanding Shares will constitute a quorum for the transaction of business at the Meeting. Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented for the purposes of determining the presence or absence of a quorum for the

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Meeting. A broker "non-vote" occurs when a nominee holding Shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Abstentions are included in the number of Shares present or represented and voting on each matter. Broker "non-votes" are not so included.

      The affirmative vote of the holders of a plurality of the Shares represented and voting at the Annual Meeting is required for the election of Trustees. The affirmative vote of the holders of at least a majority of Shares outstanding and entitled to vote is required for approval and ratification of the proposed amendments of the Declaration of Trust.


            STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

      The following table and footnotes set forth certain information as of May 29, 1998 regarding the beneficial ownership of Shares of the Trust by (i) each person known by the Trust to own beneficially five percent or more of the Shares, (ii) each of the Trustees (and nominees for reelection as Trustee) of the Trust, (iii) the Managing Trustee and (iv) all Trustees and executive officers as a group. The Trust believes that each of the beneficial owners of the Shares listed in the table, based on information furnished by such owner, has sole investment and voting power with respect to such shares.

                                                 NUMBER OF
                                                  SHARES
                                               BENEFICIALLY
               NAME                               OWNED              PERCENTAGE


Peter M. Stein, Managing Trustee                     0(1)                 0%
  32 Hanson Road
  Canton Center, CT  06020
Jay W. Goldman, Trustee                         58,693.68(2)(3)         7.8%
  41 Vineyard Road
  Newton, MA  02159
Robert R. Reibstein, Trustee                       4,003.00             0.5%
  135 Dedham Street
  Newton, MA  02161
Gretchen L. Stein                                 54,124.77             7.2%
  32 Hanson Road
  Canton Center, CT  06020
All Trustees and executive officers as a group   116,821.45            15.5%
  (3 persons)


--------------------------
(1) Excludes 54,124.77 Shares beneficially owned by Gretchen L. Stein, wife of Mr. Stein, as to which Mr. Stein disclaims beneficial ownership.

(2) Includes 58,693.68 Shares held by In-Grates Restated Profit Sharing Plan, of which Mr. Goldman is the sole beneficiary.

(3) Includes 30,416 Shares issued on March 3, 1997 by the Trust to Mr. Goldman (at an agreed upon value of $1.2132 per Share) to repay him for monies he previously loaned to the Trust, which it needed to pay certain expenses.

                              ELECTION OF TRUSTEES

      The Trustees have set the number of Trustees at three for the upcoming year. Each Trustee is elected to hold office until the next annual meeting of shareholders, or special meeting in lieu thereof, and until his respective successor is duly elected and qualified. The Board has nominated all of the current Trustees for reelection. The affirmative vote of a plurality of the Shares present at the Meeting, in person or by proxy, is required for the reelection of the Trustees.

      Unless authority to do so is withheld, the persons named in each proxy (and/or their substitutes) will vote the Shares represented thereby "FOR" the election of the Trustee nominees named below. Each of the nominees has indicated his willingness to serve, if elected; however, if any nominee should be unable or unwilling to stand for election, proxies may be voted for a substitute nominee designated by the present Trustees.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES NAMED BELOW.

INFORMATION AS TO TRUSTEES AND NOMINEES FOR DIRECTOR

      The table below sets forth, for each nominee as Trustee, his name and age, his positions with the Trust, his principal occupation and business experience for the past five years, the names of other publicly-held companies of which he is a director, and the year since which he has served as a Trustee of the Trust.

        NAME              AGE        OFFICES HELD      TRUSTEE SINCE

Peter M. Stein (1)         47      Managing Trustee      June 1993

Jay W. Goldman (2)         52          Trustee           June 1996

Robert R.  Reibstein (3)   42          Trustee           June 1997


      (1) Mr. Stein has been Managing Trustee since 1994 and, as such, oversees the administration of the Trust, and is empowered to implement the intentions of the Trustees. He has a 25-year involvement in investment real estate, being involved in over 55 investment programs. Mr. Stein has directed his own firm since graduating from Lafayette College in 1973.

      (2) Mr. Goldman, a lawyer in Boston, Massachusetts, has extensive experience in various segments of the real estate industry including development, finance, and tax related syndications. In addition to his decades of real estate experience, Mr. Goldman has been involved in a broad range of investment banking and financial advisory services for principals and joint venture partners, including such services for start up and emerging companies. Mr. Goldman has also been active in international merchant banking transactions. He received a B.A. from Lake Forest College, a J.D. from Boston University Law School, and a L.L.M. (Taxation) from Boston University Law School.

      (3) Mr. Reibstein has worked in the real estate industry since 1984, acquiring commercial and multi-family properties for growth and income syndication funds. Since 1988, Mr. Reibstein has provided consulting and advisory services to private and institutional real estate companies and pension funds. Currently, he is involved with analysis and valuation of

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commercial debt and equity portfolios for portfolio management purposes. Mr.
Reibstein is experienced in structuring portfolios and managing the due diligence process for commercial mortgage backed security transactions. He graduated from Boston University with a B.A. in Economics in 1978 and a Masters in Business Administration with a concentration in Finance in 1984.

MEETINGS AND COMPENSATION

      The Trustees do not receive compensation for their services in such capacity. The Board of Trustees held three meetings during 1997, and each then Trustee attended all such meetings.

COMMITTEES

      The Trust does not have any committees.


                             EXECUTIVE COMPENSATION

      The table below sets forth certain compensation information for the fiscal years ended December 31, 1997, 1996 and 1995 with respect to the Trust's Managing Trustee.

                           SUMMARY COMPENSATION TABLE


      NAME AND PRINCIPAL POSITION             FISCAL YEAR     ANNUAL SALARY

     Peter M. Stein, Managing Trustee            1997            $48,000
                                                 1996            $46,000
                                                 1995            $15,500

      Mr. Stein, as Managing Trustee, has elected not to receive compensation for his services in such capacity in 1998.

                              CERTAIN TRANSACTIONS

      In connection with the sale in December 1997 by the Trust of its then sole real estate asset to Philips International Realty Corp. ("PIRC"), in exchange for shares of common stock of PIRC, pursuant to action by the Shareholders at a Special Meeting on December 30, 1997 (the "PIRC Exchange Transaction"), two of the Trustees, Messrs. Stein and Goldman, received certain compensation in addition to the benefits received generally by the Trust and its Shareholders, in the form of shares of common stock of PIRC with an aggregate approximate net asset value of $250,000 and warrants to purchase additional shares of the common stock of PIRC with an aggregate value of $400,000.


               APPROVAL OF AMENDMENTS TO THE DECLARATION OF TRUST

      In December 1997, pursuant to action by the Shareholders at a Special Meeting on December 30, 1997, the Trust sold its then sole real estate asset to Philips International Realty Corp. in exchange for certain shares of the common stock of PIRC. Most of the shares of common stock of PIRC received by the Trust were distributed to the Shareholders in December 1997 and January 1998. As a result of these transactions and distributions, the principal asset now held by the Trust is 8,000 shares of the common stock of PIRC, approximately 2,000 shares of which are held in escrow to cover certain closing adjustments pursuant to the terms of the PIRC Exchange Transaction. In addition, the Trustees believe that there is intangible value in the Trust as a publicly held real estate investment trust. In 1994, in connection with the reduction of the Trust's real estate holdings, the Trustees assumed direct management of the Trust's assets, and terminated management thereof as contemplated by the Trust's original Declaration of Trust under an advisory contract with an independent advisor. Consistent with self-management, the Trustees have elected Peter Stein Managing Trustee with the responsibilities of executive management and may determine from time to time to appoint certain officers of the Trust with customary management responsibilities. The Trustees determined that the best interests of the Shareholders is served by extension of the life of the Trust in order to seek realization upon certain intangible value of the Trust which would be forfeited if the Trust had been liquidated following the sale of its last real estate asset.

      In accordance with the Declaration of Trust, the Trustees have approved amending the Trust's Declaration of Trust, to the following effect, and recommend that the Shareholders approve and ratify the same: (i) to confirm self-management of the Trust by the Trustees, and the Managing Trustee and such officers as the Trustees may appoint acting under their direction, (ii) to substitute for provisions contemplating a finite life of the Trust and self-liquidation upon sale of the Trust's last real estate asset, provision for infinite life of the Trust until terminated by action of a majority in interest of the Shareholders, and (iii) to broaden the Trust's investment guidelines and remove certain investment restrictions in order to give the Trustees greater flexibility in managing the Trust's remaining assets for maximum realization of value in the Trust, subject always to the purpose of the Trust to operate so as to qualify as a real estate investment trust within the meaning of the Internal Revenue Code.

RECOMMENDATION OF THE TRUSTEES

      The Trustees recommend that the Shareholders vote "FOR" approval and ratification of the above amendments of the Trust's Declaration of Trust.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the Trustees of the Trust and certain persons holding more than ten percent of the Shares are required to report their ownership of the Shares and any changes in such ownership to the Securities and Exchange Commission and the Trust. Based on the Trust's review of copies of such reports, no untimely reports were made during the fiscal year ended December 31, 1997.


                        INFORMATION CONCERNING AUDITORS

      Based upon the recommendation of its Audit Committee. The Trustees have selected the firm of Bernardi, Alfin & Koos, L.L.C. as the independent auditors of the Trust for the fiscal year ending December 31, 1998. Bernardi, Alfin & Koos, L.L.C. have acted in such capacity for the Trust since the 1995 fiscal year.

                                 MISCELLANEOUS

DEADLINE FOR SHAREHOLDER PROPOSALS

      In order for shareholder proposals to be presented at the Trust's 1999 annual meeting of shareholders, such proposals must be received by the Secretary of the Trust at the Trust's principal office in Canton Center, Connecticut not later than February 1, 1999 for inclusion in the proxy statement for that meeting, subject to the applicable rules of the Securities and Exchange Commission. Delivery of such proposals should be by Certified Mail, Return Receipt Requested.

OTHER MATTERS

      The Trustees do not know of any other matters that may be presented at the Meeting, except for routine matters. If other business does properly come before the Meeting, however, the persons named on the accompanying proxy intend to vote on such matters in accordance with their best judgment.




June 1, 1998

PROXY CARD                                                          PROXY CARD


                      NATIONAL PROPERTIES INVESTMENT TRUST

               THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES
         FOR THE ANNUAL MEETING OF SHAREHOLDERSTO BE HELD JUNE 29, 1998

      The undersigned hereby appoints Peter M. Stein and Jay W. Goldman or either of them as Proxies with full power of substitution to vote all the shares of common stock of National Properties Investment Trust (the "Trust") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Trust to be held on June 29, 1998 at 2:30 p.m. local time at the offices of Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts, or any adjournments thereof, and upon any and all matters which may properly be brought before the meeting or any adjournments thereof, hereby revoking all former proxies.

                                       FOR              WITHHOLD AUTHORITY
1. ELECTION OF THREE TRUSTEES

   Peter M. Stein                     [   ]                   [   ]
   Jay W. Goldman                     [   ]                   [   ]
   Robert R. Reibstein                [   ]                   [   ]

                                       FOR                   AGAINST
2. PROPOSAL TO APPROVE AMENDMENTS
   OF DECLARATION OF TRUST.           [   ]                   [   ]


3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


THE SHARES  REPRESENTED  BY THIS PROXY WILL BE VOTED ON  PROPOSALS  (1) AND
(2) IN ACCORDANCE WITH THE SPECIFICATIONS MADE AND "FOR" SUCH PROPOSALS IF THERE IS NO SPECIFICATION.

PLEASE DATE, SIGN AND RETURN THIS PROXY CARD AS SOON AS POSSIBLE.


___________________________   ___________________________     Date_______, 1998
 Signature of Shareholder      Signature of Shareholder

NOTE: PLEASE DATE AND SIGN exactly as your name(s) appears on this Proxy indicating, where proper, official position or representation capacity in which you are signing. When signing as executor, administrator, trustee or guardian, give full title as such; when shares have been issued in the name of two or more persons, all should sign.